UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2019

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     □

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

I.          Correction of Failure to Maintain a Majority of Independent Directors on the Board

SPAR Group, Inc. ("SGRP", the "Corporation" or the "Registrant") received a notification letter from the Nasdaq Stock Market, Inc. ("Nasdaq"), dated December 13, 2018 (the "Nasdaq Board Independence Deficiency Letter"), stating that SGRP no longer complied with Nasdaq's majority independent director requirement, as set forth in Nasdaq Listing Rule 5605(b)(1). Nasdaq Listing Rule 5605(b)(1) requires a majority of the board of directors of a listed company to be comprised of independent directors, as defined in Rule 5605(b)(1) (the "Board Independence Rule").

SGRP had until January31, 2019, to submit a plan to Nasdaq to regain compliance with the independence requirement. SGRP submitted that plan to Nasdaq on January 30, 2019 (the "Compliance Plan").

In the Compliance Plan, SGRP explained that it had more fully vetted and re-evaluated the independence of Mr. Mayer, based on (among other things) Mr. Mayer's independent business skills, his contribution to the Settlement (as defined in the Compliance Plan) process, his interactions with the Board of Directors of the Corporation (the "Board") over the last five months, and his lack of financial dealings with the Majority Stockholders (as defined in the Compliance Plan), and determined that he has the requisite independence from the management of the Corporation (to be considered an independent director under Rule 5605 (a)(2) for the purposes of serving on the Board and its Compensation Committee. He will, however, be considered an interested director and excluded from any decision respecting any Related Party Matter (as defined in the Compliance Plan), which are within the Audit Committees purview and he is not being appointed to either the Audit Committee or the Governance Committee.

On February 5, 2019, Nasdaq sent SGRP a letter (the "Compliance Letter"), stating that Nasdaq "Staff has determined that since the Company's Board of Directors currently consists of four independent and three non-independent directors, it complies with the Rule and this matter is now closed".

The foregoing descriptions are qualified in their entirety by reference to the Compliance Plan and the Compliance Letter, copies of which are filed herewith as Exhibit 99.1 and Exhibit 99.9, respectively, and are incorporated herein by reference. The Nasdaq Board Independence Deficiency Letter is incorporated herein by reference from SGRP's Current Report on Form 8-K as filed with the SEC on December 14, 2018.

II.        Continued Failure to Maintain the Minimum Bid Price

SGRP received a notification letter from Nasdaq dated December 10, 2018 (the "Nasdaq Bid Price Deficiency Letter"), stating that SGRP is no longer in compliance with certain requirements for continued listing on Nasdaq.

The Nasdaq Bid Price Deficiency Letter stated SGRP had failed to maintain a minimum closing bid price of $1.00 per share for its shares of its Common Stock for the prior 30 consecutive business days preceding its notice (i.e., October 25, 2018 - December 7, 2018) as required by Nasdaq Listing Rule 5550(a)(2) (the "Bid Price Rule"). The Nasdaq Bid Price Deficiency Letter provides that SGRP has until June 10, 2019, as a grace period to regain compliance with the Bid Price Rule by maintaining a closing bid price of $1.00 per share for a minimum of ten consecutive business days. If at any time during the grace period the bid price of SGRP's Common Stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide SGRP with written confirmation of compliance.

SGRP has not yet regained compliance with the Bid Price Rule. Failure to do so could lead to the delisting of SGRP's securities. See "Failure to Maintain the Minimum Bid Price " in SGRP's Current Report on Form 8-K as filed with the SEC on December 14, 2018

The Nasdaq Bid Price Deficiency Letter does not affect the listing of SGRP's Common Stock at this time, and those shares will continue to trade on Nasdaq under the symbol "SGRP".

The foregoing description of the Nasdaq Bid Price Deficiency Letter is qualified in its entirety by reference to Nasdaq Bid Price Deficiency Letter, a copy of which is incorporated herein by reference from SGRP's Current Report on Form 8-K as filed with the SEC on December 14, 2018.

III.        Risks of a Nasdaq Delisting and Penny Stock Trading

There can be no assurance that SGRP will be able to correct the Nasdaq Rule deficiencies described in the Nasdaq Bid Price Deficiency Letter, or that SGRP will be able to comply in the future with Nasdaq's Board Independence Rule (requiring that independent directors be a majority of the SGRP Board of Directors and the only members of its Audit, Compensation and Governance Committees), Nasdaq's Bid Price Rule (requiring a minimum bid price of $1.00/share), or other Nasdaq continued listing requirements.

If SGRP fails to satisfy the applicable continued listing requirement and continues to be in non-compliance after notice and the applicable grace period ends (which is six months in the case of the Bid Price Rule), Nasdaq may commence delisting procedures against SGRP (during which SGRP may have additional time of up to six months to appeal and correct its non-compliance). If the SGRP Common Stock shares were ultimately delisted by Nasdaq, the market liquidity of the SGRP Common Stock could be adversely affected and its market price could decrease, even though such shares may continue to be traded "over the counter", due to (among other things) the potential for increased spreads between bids and asks, lower trading volumes and reporting delays in over-the-counter trades and the negative implications and perceptions that could arise from such a delisting.

In addition to the foregoing, if the SGRP Common Stock is delisted from Nasdaq and is traded on the over-the-counter market, the application of the "penny stock" rules could adversely affect the market price of the SGRP Common Stock and increase the transaction costs to sell those shares. The SEC has adopted regulations which generally define a "penny stock" as any equity security not listed on a national securities exchange or quoted on Nasdaq that has a market price of less than $5.00 per share, subject to certain exceptions. If the SGRP Common Stock is delisted from Nasdaq and is traded on the over-the-counter market at a price of less than $5.00 per share, the SGRP Common Stock would be considered a penny stock. Unless otherwise exempted, the SEC's penny stock rules require a broker-dealer, before a transaction in a penny stock, to deliver a standardized risk disclosure document that provides information about penny stock and the risks in the penny stock market, the current bid and offer quotations for the penny stock, the compensation of the broker-dealer and the salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. Further, prior to a transaction in a penny stock occurs, the penny stock rules require the broker-dealer to provide a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's agreement to the transaction. If applicable in the future, the penny stock rules may restrict the ability of brokers-dealers to sell the SGRP Common Stock and may affect the ability of investors to sell their shares, until the SGRP Common Stock is no longer a penny stock.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibit (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2017 (as filed, the "Annual Report"), as filed with the SEC on April 2, 2018, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 2, 2018 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 18, 2018, SGRP's preliminary Information Statement filed pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-2 thereunder as filed with the SEC on July 30, 2018 (as filed, the "Preliminary Information Statement"), and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the SEC Reports may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Company's inability to correct the Nasdaq Rule deficiencies described in the Nasdaq Bid Price Deficiency Letter or to comply with the Board Independence Rule or Bid Price Rue in the future, then Status Quo Order or the Proposed Amendments, the By-Laws Case or 225 Action, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.                Financial Statements and Exhibits.

(d)	Exhibits:

	99.1.	Letter from SPAR Group, Inc. ("SGRP"), to the Nasdaq Stock Market, Inc. ("Nasdaq"), dated January 30, 2019, containing SGRP's plan for board independence (as attached hereto and filed herewith).

	99.2.	Letter to SGRP, from Nasdaq dated February 5, 2019, stating that SGRP had regained compliance with Nasdaq's board independence rule (as attached hereto and filed herewith).

99.3

Letter to SGRP, from Nasdaq dated December 13, 2018, stating that SGRP no longer complies with Nasdaq's majority independent director requirement, as set forth in Nasdaq Listing Rule 5605(b)(1) (incorporated by reference from SGRP's Current Report on Form 8-K as filed with the SEC on December 15, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: February 11, 2018
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer